    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 3, 1998


                                                      REGISTRATION NO. 333-67711

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                AMENDMENT NO. 1


                                       TO

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------
                 THE PROFIT RECOVERY GROUP INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)

                       GEORGIA                                              58-2213805
           (State or other jurisdiction of                               (I.R.S. Employer
           incorporation or organization)                               Identification No.)

                             ---------------------
                            2300 WINDY RIDGE PARKWAY
                                SUITE 100 NORTH
                          ATLANTA, GEORGIA 30339-8426
                                 (770) 779-3900
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                          CLINTON MCKELLAR, JR., ESQ.
                 THE PROFIT RECOVERY GROUP INTERNATIONAL, INC.
                            2300 WINDY RIDGE PARKWAY
                                SUITE 100 NORTH
                          ATLANTA, GEORGIA 30339-8426
                                 (770) 779-3900
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                             ---------------------
     The Commission is requested to mail copies of all orders, notices and communications to:

            LEONARD A. SILVERSTEIN, ESQ.                              J. VAUGHAN CURTIS, ESQ.
             LONG ALDRIDGE & NORMAN LLP                                  ALSTON & BIRD LLP
              5300 ONE PEACHTREE CENTER                                 ONE ATLANTIC CENTER
                303 PEACHTREE STREET                                 1201 W. PEACHTREE STREET
             ATLANTA, GEORGIA 30308-3201                            ATLANTA, GEORGIA 30309-3424
                   (404) 527-4000                                         (404) 881-7000

                             ---------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

     If only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the Prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                             ---------------------


     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

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

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 16.  EXHIBITS


      Exhibits.  The following exhibits are filed as part of this Registration
Statement:


EXHIBIT
NUMBER                                 DESCRIPTION
-------                                -----------
  1.1      --  Form of Underwriting Agreement among the Registrant,
               BancBoston Robertson Stephens Inc., Merrill Lynch, Pierce,
               Fenner & Smith Incorporated, Hambrecht & Quist LLC and The
               Robinson-Humphrey Company, LLC.
  2.1+     --  Agreement and Plan of Reorganization, dated January 4, 1995, among The Profit Recovery Group, Inc., Fial & Associates,
               Inc. and T. Charles Fial (incorporated by reference to the
               Exhibit of the same number contained in the Registrant's
               Registration Statement on Form S-1 (Registration No.
               333-1086)).
  2.2+     --  Note Purchase Agreement, dated April 27, 1995, among The
               Profit Recovery Group, International, L.P., The Profit
               Recovery Group International I, Inc., T. Charles Fial and
               certain limited partners and purchasers named therein
               (incorporated by reference to the Exhibit of the same number contained in the Registrant's Registration Statement on Form
               S-1 (Registration No. 333-1086)).
  2.3+     --  Share Purchase Agreement dated as of October 7, 1997 among the Company, PRG France S.A. and certain individual
               Stockholders of Alma Intervention S.A. (incorporated by
               reference to Exhibit 2.1(a) of the Registrant's Form 8-K
               filed with the Commission on October 22, 1997).
  2.4+     --  Share Purchase Agreement dated as of October 7, 1997 among the Company, PRG France S.A. and certain individual
               Stockholders of Alma Intervention S.A. (incorporated by
               reference to Exhibit 2.1(b) of the Registrant's Form 8-K
               filed with the Commission on October 22, 1997).
  2.5+     --  Share Purchase Agreement dated as of October 7, 1997 among the Company, PRG France S.A. and Epargne Capitalisation
               Intermediare and Epargne Developpement (incorporated by
               reference to Exhibit 2.2 of the Registrant's Form 8-K filed with the Commission on October 22, 1997).
  2.6+     --  Share Purchase Agreement dated as of October 7, 1997 among the Company, PRG France S.A. and Sophie Davet (incorporated by reference to Exhibit 2.3 of the Registrant's Form 8-K
               filed with the Commission on October 22, 1997).
  2.7+     --  Share Purchase Agreement dated as of October 7, 1997 among the Company, PRG France S.A. and Marc Eisenberg and Eric
               Eisenberg (incorporated by reference to Exhibit 2.4 of the
               Registrant's Form 8-K filed with the Commission on October
               22, 1997).
  2.8+     --  Share Purchase Agreement dated as of October 7, 1997 among the Company, PRG France S.A. and Banque Internationale a
               Luxembourg S.A. for share capital of Financiere Alma S.A.
               and Alma Intervention S.A. (incorporated by reference to
               Exhibit 2.5 of the Registrant's Form 8-K filed with the
               Commission on October 22, 1997).
  2.9+     --  Share Purchase Agreement dated as of October 7, 1997 among the Company, PRG France S.A. and Banque Internationale a
               Luxembourg S.A for share capital of Alma Intervention S.A.
               (incorporated by reference to Exhibit 2.6 of the
               Registrant's Form 8-K filed with the Commission on October
               22, 1997).
  2.10+    --  Warranty Agreement dated as of October 7, 1997 among the
               Company, PRG France S.A., Marc Eisenberg and Eric Eisenberg
               (incorporated by reference to Exhibit 2.7 of the
               Registrant's Form 8-K filed with the Commission on October
               22, 1997).

EXHIBIT
NUMBER                                 DESCRIPTION
-------                                -----------
  2.11+    --  Indemnity Escrow and Stock Pledge Agreement dated as of
               October 7, 1997 among the Company, PRG France S.A., Marc
               Eisenberg, Eric Eisenberg, Banque Internationale a
               Luxembourg S.A. and Arnall Golden & Gregory, LLP
               (incorporated by reference to Exhibit 2.8 of the
               Registrant's Form 8-K filed with the Commission on October
               22, 1997).
  2.12+    --  Asset Purchase Agreement dated as of July 31, 1998 among the
               Company, The Profit Recovery Group International I, Inc.,
               Loder, Drew & Associates, Inc., Ronald K. Loder and H.
               Richard Byrne (incorporated by reference to Exhibit 2.1 to the Registrant's Form 8-K pertaining to the Loder, Drew &
               Associates, Inc. transaction filed with the Commission on
               August 12, 1998).
  2.13     --  Stock Purchase Agreement dated as of October 29, 1998 among the Company, The Profit Recovery Group International I,
               Inc., Robert Beck & Associates, Inc. and the shareholders of
               Robert Beck & Associates, Inc. (incorporated by reference to
               Exhibit 2.1 of the Registrant's Form 8-K filed with the
               Commission on November 10, 1998).
  2.14     --  Stock Purchase Agreement dated as of October 29, 1998 among the Company, The Profit Recovery Group International I,
               Inc., Taylor, Blackburn & Associates, Inc. and the
               shareholders of Taylor, Blackburn & Associates, Inc.
               (incorporated by reference to Exhibit 2.2 of the
               Registrant's Form 8-K filed with the Commission on November
               10, 1998).
  2.15     --  Stock Purchase Agreement dated as of October 29, 1998 among the Company, The Profit Recovery Group International I,
               Inc., John E. Flatley & Associates, Inc. and the shareholder of John E. Flatley & Associates, Inc. (incorporated by
               reference to Exhibit 2.3 of the Registrant's Form 8-K filed with the Commission on November 10, 1998).
  2.16     --  Asset Purchase Agreement dated as of October 29, 1998 among the Company, The Profit Recovery Group International I, Inc.
               and Vincent Creadon, a sole proprietorship (incorporated by reference to Exhibit 2.4 of the Registrant's Form 8-K filed with the Commission on November 10, 1998).
  2.17     --  Asset Purchase Agreement dated as of October 29, 1998 among the Company, The Profit Recovery Group International I, Inc.
               and John H. Cavins, a sole proprietorship (incorporated by reference to Exhibit 2.5 of the Registrant's Form 8-K filed with the Commission on November 10, 1998).
  2.18     --  Asset Purchase Agreement dated as of October 29, 1998 among the Company, The Profit Recovery Group International I,
               Inc., RBA Audits, Inc. and the shareholders of RBA Audits,
               Inc. (incorporated by reference to Exhibit 2.6 of the
               Registrant's Form 8-K filed with the Commission on November
               10, 1998).
  2.19     --  Asset Purchase Agreement dated as of October 29, 1998 among the Company, The Profit Recovery Group International I, Inc.
               and John M. Kirkeide, a sole proprietorship (incorporated by reference to Exhibit 2.7 of the Registrant's Form 8-K filed with the Commission on November 10, 1998).
  2.20     --  Asset Purchase Agreement dated as of October 29, 1998 among the Company, The Profit Recovery Group International I, Inc.
               and Robert N. Beck, Jr., a sole proprietorship (incorporated by reference to Exhibit 2.8 of the Registrant's Form 8-K
               filed with the Commission on November 10, 1998).
  2.21     --  Asset Purchase Agreement dated as of October 29, 1998 among the Company, The Profit Recovery Group International I,
               Inc., Savant Consulting, L.L.C. and the members of Savant
               Consulting, L.L.C. (incorporated by reference to Exhibit 2.9 of the Registrant's Form 8-K filed with the Commission on
               November 10, 1998).
  2.22     --  Representations, Covenants and Indemnification Agreement
               (incorporated by reference to Exhibit 2.10 of the
               Registrant's Form 8-K filed with the Commission on November
               10, 1998).
  4.1      --  Specimen Common Stock Certificate (incorporated by reference to the Exhibit of the same number contained in the
               Registrant's Registration Statement on Form S-1
               (Registration No. 333-1086)).

EXHIBIT
NUMBER                                 DESCRIPTION
-------                                -----------
  4.2      --  Applicable provisions of the Articles of Incorporation and
               Bylaws of the Registrant (incorporated by reference to
               Exhibits 3.1 and 3.2 of the Registrant's Registration
               Statement on Form S-1 (Registration No. 333-1086)).
  5.1      --  Opinion of Long Aldridge & Norman LLP.
 23.1      --  Consent of Long Aldridge & Norman LLP (included in its opinion to be filed as Exhibit 5.1).
 23.2*     --  Consent of KPMG Peat Marwick LLP.
 23.3*     --  Consent of ERNST & YOUNG Entrepreneurs.
 24.1*     --  Powers of Attorney.


------------


*  Previously filed.


+ The Company has received confidential treatment of portions of this Agreement.
  Accordingly, portions thereof have been omitted and filed separately with the Securities and Exchange Commission. In addition, in accordance with Item 601(b)(2) of Regulation S-K, the schedules have been omitted and a list briefly describing the schedules is contained at the end of the Exhibit. The Company will furnish supplementally a copy of any omitted schedule to the Commission upon request.


+ In accordance with Item 601(b)(2) of Regulation S-K, the schedules have been omitted and a list briefly describing the schedules is contained at the end of the Exhibit. The Company will furnish supplementally a copy of any omitted schedule to the Commission upon request.

                                    SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended (the "Act"), the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on December 3, 1998.


                                          THE PROFIT RECOVERY GROUP
                                          INTERNATIONAL, INC. (REGISTRANT)

                                          By:        /s/ JOHN M. COOK
                                             -----------------------------------
                                                        John M. Cook
                                               Chairman of the Board and Chief
                                                      Executive Officer

                               POWER OF ATTORNEY


     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed by the following persons in the capacities and on the date indicated.



                      SIGNATURE                                   TITLE                    DATE
                      ---------                                   -----                    ----

                  /s/ JOHN M. COOK                     Chairman of the Board, Chief   December 3, 1998
-----------------------------------------------------    Executive Officer and
                    John M. Cook                         Director (principal
                                                         executive officer)

              /s/ DONALD E. ELLIS, JR.                 Senior Vice                    December 3, 1998
-----------------------------------------------------    President--Finance,
                Donald E. Ellis, Jr.                     Treasurer and Chief
                                                         Financial Officer
                                                         (principal financial
                                                         officer)

                        /s/ *                          Vice President--Finance        December 3, 1998
-----------------------------------------------------    (principal accounting
                  Michael R. Melton                      officer)

                        /s/ *                          Director                       December 3, 1998
-----------------------------------------------------
                  Stanley B. Cohen

                        /s/ *                          Director                       December 3, 1998
-----------------------------------------------------
                   Marc Eisenberg

                        /s/ *                          Director                       December 3, 1998
-----------------------------------------------------
                   Jonathan Golden

                               [Signatures continued on following page]

                      SIGNATURE                                   TITLE                    DATE
                      ---------                                   -----                    ----

                                                       Director                       December  , 1998
-----------------------------------------------------
                  Garth H. Greimann

                                                       Director                       December  , 1998
-----------------------------------------------------
                Fred W. I. Lachotzki

                                                       Director                       December  , 1998
-----------------------------------------------------
                   Ronald K. Loder

                        /s/ *                          Director                       December 3, 1998
-----------------------------------------------------
                   E. James Lowrey

                        /s/ *                          Director                       December 3, 1998
-----------------------------------------------------
                  Michael A. Lustig

                        /s/ *                          Vice Chairman and Director     December 3, 1998
-----------------------------------------------------
                    John M. Toma

                *By: /s/ JOHN M. COOK
  ------------------------------------------------
                    John M. Cook,
                  Attorney-in-fact